UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2021

Federal Home Loan Bank of New York
(Exact name of Registrant as Specified in Its Charter)

Federally Chartered Corporation	000-51397	136400946
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Park Avenue, New York, New York		10178-0599
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 441-6616

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
  ___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 6, 2021 the Federal Home Loan Bank of New York ("Bank") received regulatory non-objection to the Bank's 2021 Incentive Compensation Plan (the "2021 Plan").

Overview of the 2021 Plan

The objective of the Bank’s 2021 Plan is to motivate employees to take actions that support the Bank’s strategies and lead to the attainment of the Bank’s business plan and fulfillment of its mission. The 2021 Plan is also intended to help retain employees by affording them the opportunity to share in the Bank's performance results. The 2021 Plan seeks to accomplish these objectives by linking annual cash pay-out award opportunities to Bank performance. All salaried exempt and non-exempt employees are eligible to participate in the 2021 Plan and need to achieve a “meets expectations” rating in their annual evaluation to receive an award. Awards under the 2021 Plan, if any, will be calculated based upon performance during 2021 and will generally be paid to participants on or before March 11, 2022, subject to regulatory approval and the deferral feature for Management Committee participants discussed below.

Deferral Component for Management Committee Members

The 2021 Plan provides that 50% of the actual amount of the incentive award (if any) under the 2021 Plan communicated to Management Committee participants (which includes the Bank’s Named Executive Officers as established in the Bank’s Form 10-K) will be deferred (the "Deferred Incentive Award") such that 33 1/3% of the Deferred Incentive Award will ordinarily be paid (subject to certain additional conditions specified in the 2021 Plan) within the first two and a half weeks of March 2023, 2024, and 2025, respectively. An employee who terminates employment with the Bank other than for "good reason" or who is terminated by the Bank for "cause" (each as defined in the 2021 Plan) will forfeit any portion of the Deferred Incentive Award that has not yet been paid upon such termination. In addition, the Deferred Incentive Award will be paid in full if a "change in control" occurs (as defined in the 2021 Plan). The Bank will pay to participants an interest rate on deferred amounts equal to the Bank’s return on equity over the deferral period, subject to a floor of zero.

Clawback

If, within 3 years after an incentive has been paid or calculated as owed to a participant who is a member of the Bank’s Management Committee, it is discovered that such amount was based on the achievement of financial or operational goals within this Plan that subsequently are deemed by the Bank to be inaccurate, misstated or misleading, the Board shall review such incentive amounts paid or owed. Inaccurate, misstated and/or misleading achievement of financial or operational goals shall include, but not be limited to, overstatements of revenue, income, capital, return measures and/or understatements of credit risk, market risk, operational risk, or expenses.

Measurements Used by the 2021 Plan

The 2021 Plan incorporates four Bankwide performance goals, summarized as follows:

Financial/Return: The 2021 Bankwide Financial/Return goal is intended to require management, in its decision-making, to weigh the tradeoffs in managing return versus risk. Establishing this goal is intended to motivate management to act in ways that are aligned with shareholder interests and with the wishes of the Board of Directors, i.e., to achieve reasonable returns with a prudent approach to managing risks.

Risk: The 2021 Bankwide Risk goal consists of three metrics. The metrics are intended to measure how the Bank is doing in managing risk as the company makes decisions about how to operate its business. The three metrics are: 1) Capital Protection; 2) Operational Exceptions; and 3) Control Awareness and Sustainment Training.

Mission and Membership: The 2021 Bankwide Mission and Membership goal is a combination of Growth and Mission Effectiveness, and is intended to further advance the Bank’s mission by maintaining a focus on our members and “planting the seeds” for future growth.

Business Technology Strategy: The 2021 Bankwide Business Technology Strategy goals will focus on three key tenets that are related to the success of the Business Technology Strategy: 1) Improved Technology Debt Management;2) Focus on “Change the Bank” Activities; and 3) Increased Operational Efficiency.

Determining Incentive Compensation Award Payout Opportunities Under the 2021 Plan

Under the 2021 Plan, eligible employees are assigned an incentive compensation award opportunity which is expressed as a percentage of the employee’s base salary for the 2021 Plan year. With respect to the Bank’s President (who is also a Management Committee member and the Bank’s principal executive officer), the incentive compensation award opportunity for 2021 is as follows:

50% of Base Salary (Threshold)
80% of Base Salary (Target)
100% of Base Salary (Maximum)

With respect to the rest of the Management Committee members, the incentive compensation award opportunity for 2021 is as follows:

30% of Base Salary (Threshold)
50% of Base Salary (Target)
75% of Base Salary (Maximum)

Administration

The 2021 Plan will generally be administered by the President, subject to any requirements for review and approval by the Compensation and Human Resources Committee of the Bank’s Board of Directors (“C&HR Committee”) that the C&HR Committee may establish. The results of the Bankwide goals and the resulting awards, if any, will be reviewed and approved by the C&HR Committee before disbursement. In all areas not specifically reserved by the C&HR Committee for its review and approval, the decisions of the President or his designee concerning the 2021 Plan shall be binding on the Bank and on all Participants. Award determinations for the President shall be handled by the C&HR Committee.

A copy of the 2021 Plan is included as an exhibit to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Bank 2021 Incentive Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Federal Home Loan Bank of New York

Date: May 7, 2021	By:	/s/ Kevin M. Neylan
Name: Kevin M. Neylan
Title: Senior Vice President and Chief Financial Officer